UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 14, 2012

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 14, 2012, pursuant to the Agreement and Plan of Merger dated as of April 26, 2011 (the “Merger Agreement”) by and among Johnson & Johnson, a New Jersey corporation, Samson Acquisition Corp., a Delaware corporation (“Merger Sub”), and Synthes, Inc., a Delaware corporation (“Synthes”), Merger Sub merged with and into Synthes (the “Merger”), with Synthes surviving the Merger.  As previously disclosed, Johnson & Johnson assigned the Merger Agreement to Janssen Pharmaceutical, a company organized under the laws of Ireland and a wholly owned subsidiary of Johnson & Johnson, as permitted by the terms of the Merger Agreement.   As a result of the Merger, Synthes became a wholly owned subsidiary of Janssen Pharmaceutical.  Synthes will now be integrated with Johnson & Johnson’s DePuy franchise, a family of companies providing healthcare solutions in orthopaedics, spinal care, sports medicine and neurosciences, to establish the DePuy Synthes Companies of Johnson & Johnson.

At the effective time of the Merger, each outstanding share of Synthes common stock was automatically converted into the right to receive CHF 55.65 in cash and 1.7170 shares of Johnson & Johnson common stock (subject to the payment of cash in lieu of fractional shares).

The stock portion of the merger consideration consisted of shares of Johnson & Johnson common stock purchased by Janssen Pharmaceutical from Goldman, Sachs & Co. and JPMorgan Chase Bank, N.A., pursuant to two accelerated share repurchase agreements dated June 12, 2012, which were previously reported on a Current Report on Form 8-K filed on June 12, 2012.  Janssen Pharmaceutical used cash on hand to satisfy the cash portion of the merger consideration.

The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 2, 2011, and is incorporated herein by reference.

A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b)  Pro forma financial information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(c)  Shell company transactions.

Not applicable.

         (d)  Exhibits.

Exhibit No.	Description

99.1	Press release, dated June 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)

Date: June 14, 2012	By:	/s/ DOUGLAS K. CHIA
Douglas K. Chia
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated June 14, 2012.